==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: August 16, 1995
                       (Date of earliest event reported)

                                --------------

                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

                  1-7806                        71-0427007
         (Commission File Number)      (IRS Employer Identification No.)


               2005 Corporate Avenue, Memphis, Tennessee  38132
                   (Address of principal executive offices)


      Registrant's Telephone Number, including area code: (901) 369-3600

==============================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         The following documents relating to the 1995 Pass Through Certificates, Series A1 and Series A2 are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statements on Form S-3 Nos. 33-50013, 33-51623 and 33-56569, which were declared effective September 3, 1993, February 18, 1994 and July 26, 1995, respectively.

Exhibit              Description of Exhibit
-------              ----------------------

1.b Underwriting Agreement relating to Federal Express Corporation 1995 Pass Through Certificates Series A1 and Federal Express Corporation 1995 Pass Through Certificates Series A2

4.a.1 Pass Through Trust Agreement dated as of February 1, 1993, between Federal Express Corporation and the Pass Through Trustee (Filed as Exhibit 4.19 to Registrant's 1993 Annual Report on Form 10-K, Commission File No. 1-7806, and incorporated herein by reference.)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1995-A1 and 1995-A2 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.c.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) in connection with the offering of Pass Through Certificates

4.c.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.c.1)

4.e.1 Forms of Participation Agreements (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Original Loan Participants, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively)

4.f Forms of Trust Agreements (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively)

4.g Forms of Lease Agreements (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively)


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  JAMES S. HUDSON
                                     --------------------------------
                                       James S. Hudson
                                       Vice President and Controller
                                       (principal accounting officer)



Dated:  August 17, 1995


                                 EXHIBIT INDEX



Exhibit              Description of Exhibit
-------              ----------------------

1.b Underwriting Agreement relating to Federal Express Corporation 1995 Pass Through Certificates Series A1 and Federal Express Corporation 1995 Pass Through Certificates Series A2

4.a.1 Pass Through Trust Agreement dated as of February 1, 1993, between Federal Express Corporation and the Pass Through Trustee (Filed as Exhibit 4.19 to Registrant's 1993 Annual Report on Form 10-K, Commission File No. 1-7806, and incorporated herein by reference.)

4.a.2                Revised form of Pass Through Certificates
                     (included in Exhibit 4.a.3)

4.a.3 Forms of Series Supplements 1995-A1 and 1995-A2 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.c.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) in connection with the offering of Pass Through Certificates

4.c.2                Forms of Equipment Trust Certificates
                     (included in Exhibit 4.c.1)

4.e.1 Forms of Participation Agreements (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) among Federal Express Corporation, as Lessee, the applicable Owner Participant, the Original Loan Participants, the Indenture Trustee, the Owner Trustee and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively)

4.f Forms of Trust Agreements (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively)

4.g Forms of Lease Agreements (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N658FE and N659FE, respectively)